UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): June 22, 2006 (June 19, 2006)

MOTIENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23044	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 Knightsbridge Pkwy. Lincolnshire, IL	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:        (847) 478-4200

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption “Risk Factors” in our Annual Report on Form 10-K. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 1.01 – Entry into a Material Definitive Agreement

On June 19, 2006, various subsidiaries of Motient Corporation (Motient Communications Inc., Motient Holdings Inc., Motient Services Inc. and Motient License Inc., collectively, “Motient”)) entered into an asset purchase agreement (the “Agreement”) with Geologic Solutions, Inc. (“GeoLogic”) and Logo Acquisition Corporation, a wholly-owned subsidiary of GeoLogic (“Logo”). Pursuant to the Agreement, Motient will sell to Logo most of the assets relating to Motient’s terrestrial DataTac network and its iMotient platform (the “Terrestrial Business”), and Logo will assume most of the post-closing liabilities relating to the Terrestrial Business. The assets and liabilities being transferred are limited to those that relate to the current operations of Motient’s terrestrial wireless network, and do not include any assets or liabilities related to TerreStar Networks Inc. or Mobile Satellite Ventures LP. Under the Agreement, Logo will pay Motient the sum of $1 in cash, plus agree to assume most of the post-closing liabilities associated with the purchased assets, as well as certain of the costs of the employees that Logo will transition from Motient. Also, GeoLogic will guarantee Logo’s performance of any indemnification obligations to Motient under the Agreement. Motient estimates that the transaction will save Motient $15 to $18 million in total future operating costs.

The consummation of these transactions will be subject to customary closing conditions, including but not limited to Federal Communications Commission (FCC) approval, and, accordingly, Motient cannot assure you that such transactions will close in a timely fashion, if at all.

Item 7.01 – Other Events

Motient Corporation issued a press release, dated June 22, 2006, which is attached hereto as Exhibit 99.1. This exhibit is furnished, not filed, pursuant to Regulation FD.

Item 9.01 – Financial Statements and Exhibits

(c)        Exhibit 99.1      Press Release dated June 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION

By:	/s/ Robert Macklin
Robert Macklin Vice President, Secretary and General Counsel

Date: June 22, 2006